EXHIBIT 32.1

                                  CERTIFICATION

     Pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2003 (18 U.S.C.ss. 1350, as adopted), I, Jason
Thomsen, Chief Executive Officer and Chief Financial Officer of the Company, hereby certifiy that, to the best of his or her knowledge:

          1. The Company's Annual Report on Form 10-KSB for the period ended December 31 2003, and to which this Certification is attached as Exhibit
     32.1 (the  "PERIODIC  REPORT")  fully  complies  with the  requirements  of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.

     Dated: January 30, 2004


     S/ Jason Thomsen
     ----------------------
     Jason Thomsen
     CEO & CFO

     THIS CERTIFICATION ACCOMPANIES THIS REPORT PURSUANT TO SS. 906 OF THE SARBANES-OXLEY ACT OF 2003 AND SHALL NOT BE DEEMED "FILED" BY THE COMPANY FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.